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                                  EXHIBIT NO. 10.3

                              CONTRACT BY AND BETWEEN
            FARVEL ARRENDAMIENTOS. S.A. DE C.V. AND LA CALAFIA, INC. (FORMERLY GROUPMED, INC. - A PRIVATELY HELD CORPORATION).
                                 DATED MAY 20, 1995

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May 20, 1995

                                    CONTRACT
                                 BY AND BETWEEN

                      FARVEL ARRENDAMIENTOS, S.A. de C.V.,
                               and/or its nominee

                                       and

                   GROUPMED, INC., a privately held corporation
                               and/or its nominee


As of the date above written, May 20, 1995, in consideration of 200,000 shares of GroupMed Inc. stock (and subject to a US$5,500,000 contract between the parties FARVEL and GROUPMED), FARVEL ARRENDAMIENTOS and/or its nominee will assign the additional equity in the HOSPITAL LAS AMERICAS land, equipment and improvements located in Ensenada, Baja California, Mexico to GROUPMED, INC. and/or its nominee.

Should the terms of the contract for US$5,500,000 referenced above not be fulfilled by GROUPMED, INC. and/or its nominee, for any reason, the 200,000 shares of GROUPMED, INC. stock shall remain the property of FARVEL ARRENDAMIENTOS and/or its nominee.

Executed this 20 day of May, 1995.

/s/ Daniel N. Lomax                         /s/ [ILLEGIBLE]
--------------------                        ----------------------
GROUPMED, INC.                              FARVEL ARRENDAMIENTOS
                                            S.A. de C.V.